Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation

Analysts: Thomas O’Malley/Investor Relations Officer

Phone: 330.384.7109

Media Contact: Robert Townsend/Media Relations Officer

Phone: 330.384.7075

FirstMerit Corporation Reports Second Quarter 2011 EPS of $0.27 Per Share

Quarterly Highlights include:

•	49th consecutive quarter of profitability

•

Solid linked-quarter credit trends supported by $12.9 million, or 11.45%, decline in non-performing assets and $1.4 million, or 8.09%, decline in net charge-offs to 0.89% of average loans from prior quarter

•	Average commercial loan growth of $111.8 million, or 2.45%, from prior quarter

•	Average core deposit growth of $406.4 million, or 4.67%, from prior quarter

•	Strong tangible common equity ratio at 7.79%

Akron, Ohio (July 26, 2011) - FirstMerit Corporation (Nasdaq: FMER) reported second quarter 2011 net income of $29.8 million, or $0.27 per diluted share. This compares with $27.6 million, or $0.25 per diluted share, for the first quarter of 2011 and $31.5 million, or $0.32 per diluted share, for the second quarter 2010.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the second quarter 2011 were 7.78% and 0.82%, respectively, compared with 7.37% and 0.78% for the first quarter of 2011 and 11.21% and 0.94% for the second quarter 2010.

“Our second quarter results reflect continued improvement in our credit quality as well as strong results in Chicago,” said Paul G. Greig, chairman, president and CEO of FirstMerit Corporation. “Year-to-date, commercial loan originations in Chicago of $189.4 million have eclipsed that market’s total commercial loan production in all of 2010. Additionally, I am pleased with the progress we showed this quarter on our initiatives to reduce expense. We remain focused on cost control and improving the overall efficiency of the bank.

“The economic recovery continues on a very modest pace but we are taking advantage of every opportunity for organic growth,” Mr. Greig added. “By capitalizing on disruption in our largest markets, we are adding new business and profitable customer relationships to grow shareholder value.”

Net interest margin was 3.77% for the second quarter of 2011 compared with 4.00% for the first quarter of 2011 and 4.02% for the second quarter of 2010. The decline in net interest margin in both periods was due to earning asset yields migrating lower in the quarter. This is attributable to the current interest rate environment producing lower yields on new loan originations and the reinvestment of security cash flows into the investment portfolio at rates below historic averages.

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

Average loans, not including covered loans, during the second quarter of 2011 increased $71.5 million, or 0.99%, compared with the first quarter of 2011 and $112.0 million, or 1.56%, compared with the second quarter of 2010. Overall loan growth was driven by an increase in average commercial loans of $111.8 million, or 2.45%, over the prior quarter and an increase of $289.3 million, or 6.61% over the year-ago quarter. Average covered loan balances including the indemnification asset were $1.8 billion, $1.9 billion, and $1.3 billion at June 30, 2011, March 31, 2011, and June 30, 2010, respectively.

Average deposits during the second quarter of 2011 increased $144.9 million, or 1.28%, compared with the first quarter of 2011 and increased $864.3 million, or 8.15%, compared with the second quarter of 2010. During the second quarter of 2011, the Corporation increased its average core deposits, which excludes time deposits, by $406.4 million, or 4.67%, compared with the first quarter of 2011, and $1.6 billion, or 20.54%, compared with the second quarter of 2010. Average time deposits decreased $261.4 million, or 9.96%, from the first quarter of 2011 and decreased $686.6 million, or 22.51% from the second quarter of 2010. The change in deposit mix over the prior quarter is due to the Corporation’s strategy to retain the acquired depository customers and move them from certificate of deposit accounts into core deposit accounts.

Average investments during the second quarter of 2011 increased $203.1 million, or 5.94%, compared with the first quarter of 2011 and increased $246.6 million, or 7.30%, over the second quarter of 2010. The increase in the second quarter of 2011 average investments, compared with the first quarter of 2011, is due to the purchase of $390.5 million in securities in the second quarter of 2011.

Net interest income on a fully tax-equivalent (“FTE”) basis was $119.5 million in the second quarter 2011 compared with $123.9 million in the first quarter of 2011 and $118.8 million in the second quarter of 2010. Compared with the first quarter of 2011, average earning assets increased $163.4 million, or 1.30%, and increased $863.8 million, or 7.28%, compared to the second quarter of 2010.

Noninterest income net of securities transactions for the second quarter of 2011 was $50.6 million, a decrease of $2.2 million, or 4.08%, from the first quarter of 2011 and a decrease of $2.0 million, or 3.72%, from the second quarter of 2010.

The decrease in other income for the second quarter of 2011 compared to the first quarter of 2011 was driven by lower mortgage revenue, including loan sales and servicing, down $2.4 million from the prior quarter and lower bank owned life insurance income, down $2.2 million from the prior quarter. Other income, net of securities gains, as a percentage of net revenue for the second quarter of 2011 was 29.75% compared with 29.86% for first quarter of 2011 and 30.67% for the second quarter of 2010. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.

Noninterest expense for the second quarter of 2011 was $110.1 million, a decrease of $4.4 million, or 3.82%, from the first quarter of 2011 and an increase of $4.3 million, or 4.11%, from the second quarter of 2010. The decrease in noninterest expense for the second quarter of 2011 compared with the first quarter of 2011 was driven by lower salary and benefits as well as reduced other expenses. For the three months ended June 30, 2011, increases in operating expenses compared to the second quarter of 2010 were primarily attributable to increased salary and benefits as a result of the three 2010 acquisitions.

During the second quarter of 2011, the Corporation reported an efficiency ratio of 64.39%, compared with 64.46% for the first quarter of 2011 and 61.30% for the second quarter of 2010.

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

Net charge-offs, excluding acquired loans, totaled $15.6 million, or 0.89% of average loans, excluding acquired loans, in the second quarter of 2011 compared with $17.0 million, or 0.99% of average loans, in the first quarter of 2011 and $19.8 million, or 1.15% of average loans, in the second quarter of 2010.

Nonperforming assets totaled $99.8 million at June 30, 2011, a decrease of $12.9 million compared with March 31, 2011 and a decrease of $9.9 million compared with June 30, 2010. Nonperforming assets at June 30, 2011 represented 1.38% of period-end loans plus other real estate, excluding acquired loans, compared with 1.61% at March 31, 2011 and 1.62% at June 30, 2010.

The allowance for noncovered loan losses, totaled $109.2 million at June 30, 2011, a decrease of $5.5 million from March 31, 2011. At June 30, 2011, the allowance for loan losses noncovered was 1.51% of period-end loans compared with 1.64% at March 31, 2011, and 1.75% at December 31, 2010. The allowance for credit losses is the sum of the allowance for noncovered loan losses, and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.59% of period-end loans, excluding acquired loans, at June 30, 2011, compared with 1.74% at March 31, 2011 and 1.85% at December 31, 2010. The allowance for credit losses to nonperforming loans was 158.30% at June 30, 2011, compared with 147.38% at March 31, 2011 and 126.51% at December 31, 2010.

The Corporation’s total assets at June 30, 2011 were $14.3 billion, a decrease of $119.0 million inclusive of intangible assets, or 0.82%, compared with March 31, 2011 and a decrease of $173.9 million, or 1.20%, compared with June 30, 2010. Total loans, excluding covered loans, did not significantly change compared with March 31, 2011 and June 30, 2010. The decrease in total assets compared with June 30, 2010, is attributed the decline in the covered loan portfolio as expected as there were no new acquisitions of loans subject to loss share agreements after the quarter ended June 30, 2010. The covered loan portfolio will continue to decline, through payoffs, charge-offs, termination or expiration of loss share coverage, unless the Corporation acquires additional loans subject to loss share agreements in the future.

Total deposits were $11.3 billion at June 30, 2011, a decrease of $55.0 million, or 0.48%, from March 31, 2011 and a decrease of $174.2 million, or 1.51%, from June 30, 2010. Core deposits totaled $9.1 billion at June 30, 2011, an increase of $162.5 million, or 1.82%, from March 31, 2011 and an increase of $1.4 billion, or 18.16%, from June 30, 2010. The increase in core deposits compared with June 30, 2010 is due to the Corporation’s strategy to move customers from certificate of deposit accounts into core deposit products.

Shareholders’ equity was $1.6 billion at June 30, 2011, compared with $1.5 billion at March 31, 2011 and June 30, 2010. The Corporation maintained a strong capital position as tangible common equity to assets was 7.79% at June 30, 2011, compared with 7.50% and 7.35% at March 31, 2011 and June 30, 2010, respectively. The common dividend per share paid in the second quarter 2011 was $0.16.

Acquisitions and Integration

The three 2010 acquisitions of First Bank, George Washington and Midwest were considered business combinations and accounted for under FASB Accounting Standard Codification 805, Business Combinations (ASC 805). All acquired assets and liabilities were recorded at their estimated fair values as of the date of acquisition and identifiable intangible assets were recorded at their estimated fair value. As of June 30, 2011, the one year measurement period has expired for all three acquisitions. During the one year measurement period, material adjustments to acquisition date estimated fair values were recorded in the period in which the

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

acquisition occurred and, as a result, previously reported results may have changed. Certain reclassifications of prior periods’ amount may also be made to conform to the current period’s presentation and would have no effect on previously reported net income amounts.

Second Quarter 2011 Conference Call

FirstMerit Corporation senior management will host an earnings conference call today at 2:00 p.m. (Eastern Time) to provide an overview of second quarter 2011 results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 83562786. A replay of the conference call will be available at approximately 5:00 p.m. (Eastern Time) on July 26, 2011 through August 9, 2011 by dialing (855) 859-2056, and entering the PIN: 83562786.

About FirstMerit Corporation

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $14.3 billion as of June 30, 2011 and 207 banking offices and 213 ATM locations in Ohio, Western Pennsylvania and the Chicago area. FirstMerit Corporation provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.

Subsequent Events

The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of the June 30, 2011 consolidated financial statements on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of June 30, 2011 and will adjust amounts preliminarily reported, if necessary.

Forward-Looking Statement

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Corporation’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

Consolidated Financial Highlights

(Unaudited) (Dollars in thousands)	Quarters
EARNINGS	2011 2nd Qtr	2011 1st Qtr	2010 4th Qtr	2010 3rd Qtr	2010 2nd Qtr
Net interest income FTE (a)	$119,484	$123,940	$129,971	$125,514	$118,817
Provision for noncovered loan losses	10,138	17,018	19,816	18,108	20,366
Provision for covered loan losses	7,481	5,331	3,572	593	267
Other income	51,491	52,756	54,311	55,135	53,209
Other expenses	110,068	114,445	122,452	120,670	105,723
FTE adjustment (a)	2,041	2,116	2,107	2,021	2,050
Net income	29,763	27,560	27,030	28,996	31,493
Diluted EPS	0.27	0.25	0.25	0.27	0.32

PERFORMANCE RATIOS
Return on average assets (ROA)	0.82%	0.78%	0.74%	0.79%	0.94%
Return on average common equity (ROE)	7.78%	7.37%	7.04%	7.60%	11.21%
Net interest margin FTE (a)	3.77%	4.00%	4.14%	3.96%	4.02%
Efficiency ratio	64.39%	64.46%	65.95%	66.26%	61.30%
Number of full-time equivalent employees	3,028	3,056	3,058	3,093	3,095

MARKET DATA
Book value/common share	$14.19	$13.98	$13.86	$13.95	$13.87
Period-end common share mkt value	16.51	17.07	19.79	18.32	17.13
Market as a % of book	116%	122%	143%	131%	124%
Cash dividends/common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common stock dividend payout ratio	59.26%	64.00%	64.41%	60.03%	50.00%
Average basic common shares	109,138	108,769	108,807	108,793	98,968
Average diluted common shares	109,139	108,770	108,808	108,794	98,969
Period end common shares	109,241	108,734	108,817	108,803	108,786
Common shares repurchased	45	91	9	4	46
Common stock market capitalization	$1,803,569	$1,856,089	$2,153,479	$1,993,276	$1,863,504

ASSET QUALITY (excluding acquired loans)
Gross charge-offs	$20,958	$22,812	$27,553	$25,817	$24,967
Net charge-offs	15,641	17,018	21,654	19,923	19,829
Allowance for loan losses noncovered	109,187	114,690	114,690	116,528	118,343
Reserve for unfunded lending commitments	5,799	7,202	8,849	7,864	6,812
Nonperforming assets (NPAs) (b)	99,846	112,759	123,502	115,267	109,781
Net charge-offs/average loans ratio (b)	0.89%	0.99%	1.25%	1.17%	1.15%
Allowance for loan losses noncovered/period-end loans (b)	1.51%	1.64%	1.65%	1.72%	1.75%
Allowance for credit losses/period-end loans (b)	1.59%	1.74%	1.78%	1.84%	1.85%
NPAs/loans and other real estate (b)	1.38%	1.61%	1.78%	1.70%	1.62%
Allowance for loan losses noncovered/nonperforming loans	150.31%	138.67%	109.56%	111.00%	119.62%
Allowance for credit losses/nonperforming loans	158.30%	147.38%	118.01%	118.49%	126.51%

CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	7.79%	7.50%	7.59%	7.54%	7.35%
Average equity to assets	10.59%	10.62%	10.51%	10.38%	8.39%
Average equity to total loans (c)	17.36%	17.14%	17.15%	16.93%	13.68%
Average total loans to deposits (c)	77.05%	78.14%	78.00%	78.25%	77.73%

AVERAGE BALANCES
Assets	$14,481,208	$14,270,871	$14,493,060	$14,587,126	$13,426,271
Deposits	11,464,738	11,319,809	11,388,423	11,425,740	10,600,401
Loans, excluding acquired loans (c)	7,080,109	6,963,389	6,868,222	6,781,123	6,810,582
Acquired loans, including covered loans (c)	1,753,942	1,881,540	2,014,361	2,160,075	1,429,388
Earning assets	12,724,269	12,560,913	12,466,629	12,579,486	11,860,439
Shareholders’ equity	1,533,855	1,516,227	1,523,078	1,513,527	1,127,017

ENDING BALANCES
Assets	$14,347,557	$14,466,509	$14,134,714	$14,354,086	$14,521,473
Deposits	11,340,939	11,395,946	11,268,006	11,271,416	11,515,171
Loans, excluding acquired loans (c)	7,216,015	6,989,973	6,937,142	6,776,098	6,779,941
Acquired loans, including covered loans (c)	1,707,887	1,800,525	1,953,093	2,117,505	2,239,301
Goodwill	460,044	460,044	460,044	460,044	460,044
Intangible assets	9,325	9,868	10,411	11,416	12,422
Earning assets	12,926,211	12,659,414	12,427,936	12,507,979	12,680,627
Total shareholders’ equity	1,550,387	1,519,957	1,507,715	1,517,892	1,505,345

NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.
(b)	- As required by current accounting guidance, the acquired loans and other real estate from First Bank, George Washington Savings Bank and Midwest Bank & Trust Company were recorded at fair value with no carryover of the related allowances. The ratio of our allowance for loan and credit losses and NPAs do not include these loans and other real estate.
(c)	- Excludes loss share receivable of $239 million, $266 million, $289 million, $342 million and $344 million as of June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, and June 30, 2010, respectively.

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands) (Unaudited, except December 31, 2010, which is derived from the audited financial statements)	June 30, 2011	December 31, 2010	June 30, 2010
ASSETS
Cash and due from banks	$191,965	$157,415	$221,851
Interest bearing-deposits in banks	32,113	365,698	398,664

Total cash and cash equivalents	224,078	523,113	620,515
Investment securities
Held-to-maturity	80,857	59,962	65,160
Available-for-sale	3,498,272	2,987,040	3,067,552
Other investments	160,805	160,752	160,222
Loans held for sale	22,951	41,340	24,733
Noncovered loans:
Commercial loans	4,808,305	4,527,497	4,335,392
Mortgage loans	400,661	403,843	430,550
Installment loans	1,259,072	1,308,860	1,370,400
Home equity loans	738,719	749,378	762,288
Credit card loans	143,828	149,506	146,253
Leases	57,634	63,004	58,555

Total noncovered loans	7,408,219	7,202,088	7,103,438
Allowance for noncovered loan losses	(109,187)	(114,690)	(118,343)

Net noncovered loans	7,299,032	7,087,398	6,985,095
Covered loans (includes loss share receivable of $239 million, $289 million, and $344 million at June 30, 2011, December 31, 2010 and June 30, 2010, respectively.)	1,755,107	1,976,754	2,259,522
Allowance for covered loan losses	(33,360)	(13,733)	—

Net covered loans	1,721,747	1,963,021	2,259,522
Net loans	9,020,779	9,050,419	9,244,617
Premises and equipment, net	191,674	197,866	169,563
Goodwill	460,044	460,044	460,044
Intangible assets	9,325	10,411	12,422
Other real estate covered by FDIC loss share	58,502	54,710	50,461
Accrued interest receivable and other assets	620,270	589,057	646,184

Total assets	$14,347,557	$14,134,714	$14,521,473

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$2,944,117	$2,790,550	$2,621,994
Demand-interest bearing	842,280	868,404	718,891
Savings and money market accounts	5,305,584	4,811,784	4,353,579
Certificates and other time deposits	2,248,958	2,797,268	3,820,707

Total deposits	11,340,939	11,268,006	11,515,171

Federal funds purchased and securities sold under agreements to repurchase	809,570	777,585	744,055
Wholesale borrowings	325,133	326,007	474,963
Accrued taxes, expenses, and other liabilities	321,528	255,401	281,939

Total liabilities	12,797,170	12,626,999	13,016,128

Commitments and contingencies
Shareholders’ equity
Common stock, without par value: authorized 300,000,000 shares; issued 115,121,731, 115,121,731 and 115,121,731 at June 30, 2011, December 31, 2010 and June 30, 2010, respectively	127,937	127,937	127,937
Capital surplus	477,449	485,567	483,958
Accumulated other comprehensive loss	(9,145)	(26,103)	(4,517)
Retained earnings	1,103,608	1,080,900	1,059,418
Treasury stock, at cost, 5,880,692, 6,305,218 and 6,335,809 shares at June 30, 2011, December 31, 2010 and June 30, 2010, respectively	(149,462)	(160,586)	(161,451)

Total shareholders’ equity	1,550,387	1,507,715	1,505,345

Total liabilities and shareholders’ equity	$14,347,557	$14,134,714	$14,521,473

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

AVERAGE CONSOLIDATED BALANCE SHEETS

(Unaudited) (Dollars in thousands)	Quarterly Periods
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

ASSETS
Cash and cash equivalents	$588,487	$520,602	$809,828	$821,713	$762,781
Investment securities
Held-to-maturity	79,012	64,212	64,287	63,364	64,650
Available-for-sale	3,382,943	3,194,751	3,012,983	3,049,056	3,131,787
Other investments	160,811	160,752	160,756	158,591	179,735
Loans held for sale	18,512	22,574	39,174	21,659	18,827
Noncovered loans:
Commercial loans	4,665,550	4,553,777	4,445,691	4,336,631	4,376,274
Mortgage loans	398,702	403,758	403,334	421,087	438,243
Installment loans	1,270,589	1,294,156	1,331,130	1,363,248	1,377,748
Home equity loans	736,117	741,596	754,270	762,626	763,943
Credit card loans	143,528	146,526	146,744	146,863	145,880
Leases	58,607	61,768	62,115	58,223	59,049

Total noncovered loans	7,273,093	7,201,581	7,143,284	7,088,678	7,161,137
Covered loans and loss share receivable	1,809,898	1,917,043	2,046,145	2,198,138	1,304,303

Total loans	9,082,991	9,118,624	9,189,429	9,286,816	8,465,440
Less: total allowance for loan losses	143,721	134,064	119,924	113,062	116,436

Net loans	8,939,270	8,984,560	9,069,505	9,173,754	8,349,004

Total earning assets	12,724,269	12,560,913	12,466,629	12,579,486	11,860,439

Premises and equipment, net	192,584	195,296	195,915	172,712	167,009
Accrued interest receivable and other assets	1,119,589	1,128,124	1,140,612	1,126,277	752,478

TOTAL ASSETS	$14,481,208	$14,270,871	$14,493,060	$14,587,126	$13,426,271

LIABILITIES
Deposits:
Demand-non-interest bearing	$2,998,090	$2,874,884	$2,816,850	$2,730,483	$2,496,826
Demand-interest bearing	824,125	841,545	857,960	858,168	775,031
Savings and money market accounts	5,279,353	4,978,773	4,710,682	4,502,779	4,278,756
Certificates and other time deposits	2,363,170	2,624,607	3,002,931	3,334,311	3,049,788

Total deposits	11,464,738	11,319,809	11,388,423	11,425,741	10,600,401

Federal funds purchased and securities sold under agreements to repurchase	884,244	848,169	904,163	928,607	843,652
Wholesale borrowings	325,057	325,296	368,397	443,890	526,963

Total funds	12,674,039	12,493,274	12,660,983	12,798,238	11,971,016
Accrued taxes, expenses and other liabilities	273,314	261,370	308,999	275,361	328,238

Total liabilities	12,947,353	12,754,644	12,969,982	13,073,599	12,299,254

SHAREHOLDERS’ EQUITY
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	479,078	486,907	485,126	484,197	127,143
Accumulated other comprehensive loss	(16,402)	(26,703)	(9,867)	(2,332)	(15,913)
Retained earnings	1,095,270	1,089,554	1,080,809	1,065,001	1,051,308
Treasury stock	(152,028)	(161,468)	(160,927)	(161,276)	(163,458)

Total shareholders’ equity	1,533,855	1,516,227	1,523,078	1,513,527	1,127,017

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,481,208	$14,270,871	$14,493,060	$14,587,126	$13,426,271

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

AVERAGE CONSOLIDATED BALANCE SHEETS

Fully Tax-equivalent Interest Rates and Interest Differential

(Unaudited) (Dollars in thousands)	Three months ended			Year ended			Three months ended
	June 30, 2011			December 31, 2010			June 30, 2010
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

ASSETS
Cash and cash equivalents	$588,487			$728,723			$762,781
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,958,993	19,942	2.70%	2,554,538	87,019	3.41%	2,708,609	23,462	3.47%
Obligations of states and political subdivisions (tax exempt)	368,790	4,905	5.33%	348,832	20,505	5.88%	349,424	5,184	5.95%
Other securities and federal funds sold	294,983	2,235	3.04%	300,700	8,508	2.83%	318,139	2,139	2.70%

Total investment securities and federal funds sold	3,622,766	27,082	3.00%	3,204,070	116,032	3.62%	3,376,172	30,785	3.66%

Loans held for sale	18,512	221	4.79%	23,612	1,162	4.92%	18,827	239	5.09%
Noncovered loans, covered loans and loss share receivable	9,082,991	107,956	4.77%	8,529,303	433,308	5.08%	8,465,440	109,840	5.20%

Total earning assets	12,724,269	135,259	4.26%	11,756,985	550,502	4.68%	11,860,439	140,864	4.76%

Total allowance for loan losses	(143,721)			(116,118)			(116,436)
Other assets	1,312,173			1,154,761			919,487

Total assets	$14,481,208			$13,524,351			$13,426,271

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - non-interest bearing	$2,998,090	—	—	$2,550,849	—	—	$2,496,826	—	—
Demand - interest bearing	824,125	177	0.09%	794,497	751	0.09%	775,031	149	0.08%
Savings and money market accounts	5,279,353	7,398	0.56%	4,303,815	31,912	0.74%	4,278,756	7,873	0.74%
Certificates and other time deposits	2,363,170	5,606	0.95%	2,801,270	32,713	1.17%	3,049,788	9,510	1.25%

Total deposits	11,464,738	13,181	0.46%	10,450,431	65,376	0.63%	10,600,401	17,532	0.66%

Securities sold under agreements to repurchase	884,244	940	0.43%	907,015	4,477	0.49%	843,652	1,404	0.67%
Wholesale borrowings	325,057	1,653	2.04%	510,799	13,998	2.74%	526,963	3,111	2.37%

Total interest bearing liabilities	9,675,949	15,774	0.65%	9,317,396	83,851	0.90%	9,474,190	22,047	0.93%

Other liabilities	273,314			340,485			328,238

Shareholders’ equity	1,533,855			1,315,621			1,127,017

Total liabilities and shareholders’ equity	$14,481,208			$13,524,351			$13,426,271

Net yield on earning assets	$12,724,269	119,485	3.77%	$11,756,985	466,651	3.97%	$11,860,439	118,817	4.02%

Interest rate spread			3.61%			3.78%			3.82%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.

Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Unaudited) (Dollars in thousands except per share data)	Quarters ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
Interest income:
Interest and fees on loans, including held for sale	$107,904	$109,924	$222,460	$193,569
Investment securities
Taxable	22,176	25,602	43,661	50,472
Tax-exempt	3,137	3,288	6,332	6,627

Total investment securities interest	25,313	28,890	49,993	57,099
Total interest income	133,217	138,814	272,453	250,668

Interest expense:
Interest on deposits:
Demand-interest bearing	177	149	361	301
Savings and money market accounts	7,398	7,873	15,243	15,474
Certificates and other time deposits	5,606	9,510	12,433	15,916
Interest on securities sold under agreements to repurchase	940	1,404	1,855	2,531
Interest on wholesale borrowings	1,653	3,111	3,292	9,285

Total interest expense	15,774	22,047	33,184	43,507

Net interest income	117,443	116,767	239,269	207,161
Provision for noncovered loan losses	10,138	20,366	27,156	45,859
Provision for covered loan losses	7,481	267	12,812	267

Net interest income after provision for loan losses	99,824	96,134	199,301	161,035

Other income:
Trust department income	5,863	5,574	11,377	10,855
Service charges on deposits	15,712	17,737	30,622	33,103
Credit card fees	13,510	12,242	25,717	23,800
ATM and other service fees	3,063	2,844	5,980	5,353
Bank owned life insurance income	3,015	2,886	8,256	8,538
Investment services and insurance	1,972	2,535	4,419	4,463
Investment securities gains, net	889	651	889	651
Loan sales and servicing income	2,609	2,975	7,621	6,212
Gain on George Washington acquisition	—	—	—	1,041
Other operating income	4,858	5,765	9,366	9,093

Total other income	51,491	53,209	104,247	103,109

Other expenses:
Salaries, wages, pension and employee benefits	56,713	51,899	116,583	100,055
Net occupancy expense	8,086	7,680	16,680	14,820
Equipment expense	6,816	6,735	13,652	12,785
Stationery, supplies and postage	2,750	2,696	5,455	5,389
Bankcard, loan processing and other costs	8,266	7,663	15,829	15,481
Professional services	5,940	7,845	11,734	13,082
Amortization of intangibles	543	669	1,086	903
FDIC expense	4,581	4,416	8,947	8,181
Other operating expense	16,373	16,120	34,548	29,040

Total other expenses	110,068	105,723	224,514	199,736

Income before income tax expense	41,247	43,620	79,034	64,408
Income tax expense	11,484	12,127	21,710	17,525

Net income	$29,763	$31,493	$57,324	$46,883

Other comprehensive income, net of taxes
Unrealized securities’ holding gain, net of taxes	$17,198	$16,889	$17,536	$21,365
Less: reclassification adjustment for securities’ gain realized in income, net of taxes	578	423	578	423

Total other comprehensive gain, net of taxes	16,620	16,466	16,958	20,942

Comprehensive income	$46,383	$47,959	$74,282	$67,825

Net income applicable to common shares	$29,763	$31,493	$57,324	$46,883

Net income used in diluted EPS calculation	$29,763	$31,493	$57,324	$46,883

Weighted average number of common shares outstanding - basic	109,138	98,968	108,954	93,400

Weighted average number of common shares outstanding - diluted	109,139	98,969	108,955	93,403

Basic earnings per share	$0.27	$0.32	$0.53	$0.50

Diluted earnings per share	$0.27	$0.32	$0.53	$0.50

Dividend per share	$0.16	$0.16	$0.32	$0.32

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

(Unaudited) (Dollars in thousands, except share data)	Quarterly Results
	2011 2nd Qtr	2011 1st Qtr	2010 4th Qtr	2010 3rd Qtr	2010 2nd Qtr

Interest and fees on loans, including held for sale	$107,904	$114,555	$121,651	$118,543	$109,924
Interest and dividends - securities and federal funds sold	25,313	24,680	24,714	26,794	28,890

Total interest income	133,217	139,235	146,365	145,337	138,814

Interest on deposits:
Demand-interest bearing	177	184	198	252	149
Savings and money market accounts	7,398	7,845	8,145	8,294	7,873
Certificates and other time deposits	5,606	6,827	7,209	9,588	9,510
Securities sold under agreements to repurchase	940	915	960	986	1,404
Wholesale borrowings	1,653	1,640	1,989	2,724	3,111

Total interest expense	15,774	17,411	18,501	21,844	22,047

Net interest income	117,443	121,824	127,864	123,493	116,767
Provision for noncovered loan losses	10,138	17,018	19,816	18,108	20,366
Provision for covered loan losses	7,481	5,331	3,572	593	267

Net interest income after provision for loan losses	99,824	99,475	104,476	104,792	96,134

Other income:
Trust department income	5,863	5,514	5,627	5,469	5,574
Service charges on deposits	15,712	14,910	15,938	16,859	17,737
Credit card fees	13,510	12,207	12,678	12,532	12,242
ATM and other service fees	3,063	2,917	2,910	2,996	2,844
Bank owned life insurance income	3,015	5,241	3,192	3,219	2,886
Investment services and insurance	1,972	2,447	2,300	2,688	2,535
Investment securities gains, net	889	—	146	58	651
Loan sales and servicing income	2,609	5,012	9,221	4,006	2,975
Other operating income	4,858	4,508	2,299	7,308	5,765

Total other income	51,491	52,756	54,311	55,135	53,209

Other expenses:
Salaries, wages, pension and employee benefits	56,713	59,871	62,331	58,930	51,899
Net occupancy expense	8,086	8,594	9,236	8,608	7,680
Equipment expense	6,816	6,836	7,549	7,330	6,735
Stationery, supplies and postage	2,750	2,705	3,183	2,865	2,696
Bankcard, loan processing and other costs	8,266	7,562	7,810	8,281	7,663
Professional services	5,940	5,793	7,731	8,544	7,845
Amortization of intangibles	543	543	1,006	1,006	669
FDIC expense	4,581	4,366	4,342	5,267	4,416
Other operating expense	16,373	18,175	19,264	19,839	16,120

Total other expenses	110,068	114,445	122,452	120,670	105,723

Income before income tax expense	41,247	37,786	36,335	39,257	43,620
Income taxes	11,484	10,226	9,305	10,261	12,127

Net income	$29,763	$27,560	$27,030	$28,996	$31,493

Other comprehensive income (loss), net of taxes	16,620	338	(21,188)	(398)	16,466

Comprehensive income	$46,383	$27,898	$5,842	$28,598	$47,959

Net income applicable to common shares	$29,763	$27,560	$27,030	$28,996	$31,493

Adjusted net income used in diluted EPS calculation	$29,763	$27,560	$27,030	$28,996	$31,493

Weighted-average common shares outstanding - basic	109,138	108,769	108,807	108,793	98,968

Weighted-average common shares outstanding - diluted	109,139	108,770	108,808	108,794	98,969

Basic net income per share	$0.27	$0.25	$0.25	$0.27	$0.32

Diluted net income per share	$0.27	$0.25	$0.25	$0.27	$0.32

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

ASSET QUALITY INFORMATION (Excluding Acquired Assets)

(Unaudited, except December 31, 2010 annual period which is derived from the audited financial statements) (Dollars in thousands, except ratios)
	Quarterly Periods					Annual Period
Allowance for Credit Losses	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	December 31, 2010

Allowance for noncovered loan losses, beginning of period	$114,690	$114,690	$116,528	$118,343	$117,806	$115,092
Provision for noncovered loan losses	10,138	17,018	19,816	18,108	20,366	83,783
Charge-offs	20,958	22,812	27,553	25,817	24,967	104,532
Recoveries	5,317	5,794	5,899	5,894	5,138	20,347

Net charge-offs	15,641	17,018	21,654	19,923	19,829	84,185

Allowance for noncovered loan losses, end of period	$109,187	$114,690	$114,690	$116,528	$118,343	$114,690

Reserve for unfunded lending commitments, beginning of period	$7,202	$8,849	$7,864	$6,812	$6,337	$5,751
Provision for / (relief of) credit losses	(1,403)	(1,647)	985	1,052	475	3,098

Reserve for unfunded lending commitments, end of period	$5,799	$7,202	$8,849	$7,864	$6,812	$8,849

Allowance for Credit Losses	$114,986	$121,892	$123,539	$124,392	$125,155	$123,539

Ratios (a)

Provision for loan losses as a % of average loans	0.57%	0.99%	1.14%	1.06%	1.20%	1.23%
Provision for / (relief of) credit losses as a % of average loans	-0.08%	-0.10%	0.06%	0.06%	0.03%	0.05%
Net charge-offs as a % of average loans	0.89%	0.99%	1.25%	1.17%	1.15%	1.23%
Allowance for loan losses as a % of period-end loans	1.51%	1.64%	1.65%	1.72%	1.75%	1.65%
Allowance for credit losses as a % of period-end loans	1.59%	1.74%	1.78%	1.84%	1.85%	1.78%
Allowance for loan losses as a % of nonperforming loans	150.31%	138.67%	109.56%	111.00%	119.62%	109.56%
Allowance for credit losses as a % of nonperforming loans	158.30%	147.38%	118.01%	118.49%	126.51%	118.01%

Asset Quality (a)

Impaired loans:
Nonaccrual	$63,688	$71,246	$89,828	$91,646	$84,535	$89,828
Other nonperforming loans:
Nonaccrual	8,951	11,460	14,859	13,331	14,394	14,859

Total nonperforming loans	72,639	82,706	104,687	104,977	98,929	104,687

Other real estate (“ORE”)	27,207	30,053	18,815	10,290	10,852	18,815

Total nonperforming assets (“NPAs”)	$99,846	$112,759	$123,502	$115,267	$109,781	$123,502

NPAs as % of period-end loans + ORE	1.38%	1.61%	1.78%	1.70%	1.62%	1.78%

Past due 90 days or more & accruing interest	$10,424	$5,652	$22,017	$36,895	$36,932	$22,017

(a)	Excludes acquired loans and loss share receivable with a period end balance of $1.7 billion, $2.1 billion and $2.3 billion, $2.5 billion and $2.6 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30,2010, respectively, and ORE covered by an FDIC loss share with a period end balance of $58.5 million, $58.7 million, $54.7 million, $53.5 million and $50.5 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, which, as required by current accounting guidance, were recorded at fair value on the date of acquisition.

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited) (Dollars in thousands)
QUARTERLY OTHER INCOME DETAIL	2011 2nd Qtr	2011 1st Qtr	2010 4th Qtr	2010 3rd Qtr	2010 2nd Qtr

Trust department income	$5,863	$5,514	$5,627	$5,469	$5,574
Service charges on deposits	15,712	14,910	15,938	16,859	17,737
Credit card fees	13,510	12,207	12,678	12,532	12,242
ATM and other service fees	3,063	2,917	2,910	2,996	2,844
Bank owned life insurance income	3,015	5,241	3,192	3,219	2,886
Investment services and insurance	1,972	2,447	2,300	2,688	2,535
Investment securities gains, net	889	—	146	58	651
Loan sales and servicing income	2,609	5,012	9,221	4,006	2,975
Other operating income	4,858	4,508	2,299	7,308	5,765

Total Other Income	$51,491	$52,756	$54,311	$55,135	$53,209

QUARTERLY OTHER EXPENSES DETAIL	2011 2nd Qtr	2011 1st Qtr	2010 4th Qtr	2010 3rd Qtr	2010 2nd Qtr

Salaries, wages, pension and employee benefits	$56,713	$59,871	$62,331	$58,930	$51,899
Net occupancy expense	8,086	8,594	9,236	8,608	7,680
Equipment expense	6,816	6,836	7,549	7,330	6,735
Taxes, other than federal income taxes	922	1,960	2,021	1,680	2,236
Stationery, supplies and postage	2,750	2,705	3,183	2,865	2,696
Bankcard, loan processing and other costs	8,266	7,562	7,810	8,281	7,663
Advertising	2,287	2,384	3,094	2,488	2,407
Professional services	5,940	5,793	7,731	8,544	7,845
Telephone	1,462	1,486	1,579	1,561	1,267
Amortization of intangibles	543	543	1,006	1,006	669
FDIC expense	4,581	4,366	4,342	5,267	4,416
Other operating expense	11,702	12,345	12,570	14,110	10,210

Total Other Expenses	$110,068	$114,445	$122,452	$120,670	$105,723

FirstMerit Corporation Reports Second Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES NONCOVERED - Net Charge-off Detail

(Unaudited) (Dollars in thousands)	Quarters ended June 30,		Year ended December 31,	Six months ended June 30,
	2011	2010	2010	2011	2010
Allowance for loan losses noncovered - beginning of period	$114,690	$117,806	$115,092	$114,690	$115,092
Loans charged off:
Commercial	8,219	6,942	39,766	16,143	15,837
Mortgage	1,351	1,395	5,156	3,015	3,041
Installment	6,202	8,430	34,054	14,293	17,235
Home equity	2,115	2,761	7,912	4,271	4,831
Credit cards	2,297	4,010	13,577	4,615	8,178
Leases	127	617	896	127	637
Overdrafts	647	812	3,171	1,306	1,403

Total	20,958	24,967	104,532	43,770	51,162

Recoveries:
Commercial	528	430	1,952	1,136	802
Mortgage	29	38	263	118	63
Installment	3,700	3,081	13,047	7,388	5,098
Home equity	322	444	1,599	789	701
Credit cards	557	608	2,199	1,204	1,081
Manufactured housing	18	55	156	49	86
Leases	2	229	267	34	238
Overdrafts	161	253	864	393	485

Total	5,317	5,138	20,347	11,111	8,554

Net charge-offs	15,641	19,829	84,185	32,659	42,608
Provision for noncovered loan losses	10,138	20,366	83,783	27,156	45,859

Allowance for noncovered loan losses - end of period	$109,187	$118,343	$114,690	$109,187	$118,343

Average loans (a)	$7,080,109	$6,810,582	$6,818,962	$7,022,092	$6,810,923

Ratio to average loans (a):
(Annualized) net charge-offs	0.89%	1.15%	1.23%	0.94%	1.26%

Provision for loan losses	0.57%	1.20%	1.23%	0.78%	1.36%

Loans, period-end (excluding acquired loans) (a)	$7,216,015	$6,779,941	$6,937,142	$7,216,015	$6,779,941

Allowance for credit losses (a):	$114,986	$125,155	$123,539	$114,986	$125,155

As a multiple of (annualized) net charge-offs	1.83	1.57	1.47	1.75	1.46

Allowance for loan losses (a):
As a percent of period-end loans	1.51%	1.75%	1.65%	1.51%	1.75%

As a multiple of (annualized) net charge-offs	1.74	1.49	1.36	1.66	1.38

(a)	Excludes acquired loans and loss share receivable.